                                                                   Exhibit 10.38
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                           CONSTRUCTION AND FINANCING

                                    AGREEMENT



                                     between



                DELAWARE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY



                                       and



                       PHILADELPHIA SUBURBAN WATER COMPANY



                            -------------------------

                           Dated as of October 1, 1999

                            -------------------------




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                                TABLE OF CONTENTS

                                                      ARTICLE I

                                                     DEFINITIONS
SECTION 1.01.  Definitions........................................................................................3

                                                     ARTICLE II

                                            REPRESENTATIONS AND FINDINGS

SECTION 2.01.  Representations and Warranties of the Authority....................................................7
SECTION 2.02.  Representation and Warranties of the Company.......................................................7
SECTION 2.03.  Findings of the Authority..........................................................................8

                                                     ARTICLE III

                                COMPLETION OF THE FACILITIES; ISSUANCE OF THE BONDS

SECTION 3.01.  Portions of Project Completed......................................................................9
SECTION 3.02.  Acquisition, Etc., of the Facilities; Completion...................................................9
SECTION 3.03.  Issuance of Bonds..................................................................................9
SECTION 3.04.  Payments From Construction Fund....................................................................9
SECTION 3.05.  Requisitions......................................................................................10
SECTION 3.06.  Plans and Specifications..........................................................................10
SECTION 3.07.  Completion of Facilities..........................................................................10
SECTION 3.08.  Company to Pay Additional Amounts If Required.....................................................10
SECTION 3.09.  Contractor Defaults; Company Proceedings.   ......................................................11
SECTION 3.10.  Investment of Amounts in the Construction Fund....................................................11

                                                     ARTICLE IV

                                               LOAN AND OTHER AMOUNTS

SECTION 4.01.   Loan by Authority to Company.....................................................................12
SECTION 4.02.   Repayment of Loan and Other Amounts..............................................................12
SECTION 4.03.   Security For Payment.............................................................................13
SECTION 4.04.   Assignment to Trustee............................................................................13
SECTION 4.05.   Operation and Maintenance........................................................................14
SECTION 4.06.   Insurance........................................................................................14
SECTION 4.07.   Liens............................................................................................14
SECTION 4.08.   Facilities Used For Purpose of the Act...........................................................15
SECTION 4.09.   Payment of Certain Costs.........................................................................15
SECTION 4.10.   Obligation to Make Payments Absolute.............................................................15

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
                                                      ARTICLE V

                                                 SPECIAL COVENANTS
SECTION 5.01.  No Warranty.......................................................................................16
SECTION 5.02.  Company to Maintain Corporate Existence, Etc......................................................16
SECTION 5.03.  Operation of Facilities; Maintenance of Licenses
                  and Permits....................................................................................16
SECTION 5.04.  Additional Permits................................................................................16
SECTION 5.05.  Authority to Maintain Corporate Existence, Etc....................................................17
SECTION 5.06.  Compliance With Continuing Disclosure Agreement...................................................17
SECTION 5.07.  Certain Tax Covenants.............................................................................17

                                                     ARTICLE VI

                                            ASSIGNMENT, LEASING AND SALES

SECTION 6.01.   Assignment, Lease and Sale of Facilities.........................................................19
SECTION 6.02.   Assignment of Rights Under Agreement.............................................................20

                                                     ARTICLE VII

                                           EVENTS OF DEFAULT AND REMEDIES

SECTION 7.01.  Events of Default.................................................................................21
SECTION 7.02.  Remedies..........................................................................................22
SECTION 7.03.  Remedies Not Exclusive............................................................................23
SECTION 7.04.  Reimbursement of Fees and Expenses................................................................23
SECTION 7.05.  Waivers of Breaches...............................................................................23

                                                    ARTICLE VIII

                                                   MISCELLANEOUS

SECTION 8.01.  Termination.......................................................................................25
SECTION 8.02.  Notices...........................................................................................25
SECTION 8.03.  Benefit of Agreement.  ...........................................................................26
SECTION 8.04.  Amendments........................................................................................26
SECTION 8.05.  Counterparts......................................................................................26
SECTION 8.06.  Invalidity of Certain Clauses.....................................................................26
SECTION 8.07.  Governing Law.....................................................................................27
SECTION 8.08.  Indemnification...................................................................................27
SECTION 8.09.  Limitation of Rights Against Authority............................................................29
SECTION 8.10.  Limitation of Recourse Against Authority..........................................................30

EXHIBIT A   Description of the Facilities........................................................................33

                      CONSTRUCTION AND FINANCING AGREEMENT

         THIS CONSTRUCTION AND FINANCING AGREEMENT, dated as of October 1, 1999, by and between the DELAWARE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY, a body corporate and politic organized and existing under and by virtue of the laws of the Commonwealth of Pennsylvania ("Authority"), and PHILADELPHIA SUBURBAN WATER COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania ("Company").


                                   WITNESSETH:

         WHEREAS, the Authority was organized pursuant to the Economic Development Financing Law of the Commonwealth of Pennsylvania, Act of August 23, 1967, P.L. 251, as amended ("Act"), which Act declares it to be the policy of the Commonwealth of Pennsylvania ("Commonwealth") to promote the health, safety, morals, employment, business opportunities and general welfare of the people thereof by providing for the creation of industrial and commercial development authorities which shall exist and operate as public instrumentalities of the Commonwealth for the public purpose of alleviating unemployment, maintaining employment at a high level, eliminating and preventing blight and eliminating or reducing air and water pollution, and creating and developing business opportunities by the construction, improvement, rehabilitation, revitalization and financing of industrial, commercial, manufacturing and research and development enterprises; and

         WHEREAS, the Act declares that every authority incorporated under it shall be for the purpose of acquiring, holding, constructing, improving, maintaining, owning, financing and leasing, as lessor or as lessee, among other things, facilities for the furnishing of water; and

         WHEREAS, the Company is engaged primarily in the activity, under the regulatory control of the Pennsylvania Public Utility Commission, of furnishing water available on reasonable demand to members of the general public; and

         WHEREAS, the Authority adopted resolutions on May 11, 1998 and May 19, 1999 providing for the issuance and sale by the Authority of its revenue bonds to provide funds for the costs of (i) the acquisition, construction, installation and equipping of the Facilities (hereinafter defined) and (ii) the costs of issuance relating thereto (collectively "Project"): and

         WHEREAS, in connection with the issuance by the Authority of its revenue bonds to provide funds for the cost of the Facilities, the Company is to enter into this Construction and Financing Agreement ("Agreement") under which the Authority agrees to loan funds to the Company for the construction and installation of the Facilities and the Company agrees to pay to the Authority, in repayment of the loan, amounts sufficient to amortize such revenue bonds; and

         WHEREAS, the Company has commenced the acquisition, construction, installation and equipping of certain of the Facilities; and

         WHEREAS, the Company now desires the Authority to proceed with the issuance and sale of its revenue bonds to provide the funds to pay the cost of the Facilities; and

         WHEREAS, the Authority, by due corporate action, has authorized the issuance and sale of up to $25,000,000 aggregate principal amount of its Water Facilities Revenue Bonds (Philadelphia Suburban Water Company Project), Series of 1999 ("1999 Bonds" or "Bonds"), the proceeds of which shall be applied to pay and to reimburse the Company for its payment of the costs of acquiring, constructing, installing and equipping the Facilities; and

         WHEREAS, the 1999 Bonds are to be issued under and secured by a Trust Indenture ("Indenture"), dated as of October 1, 1999, between the Authority and Chase Manhattan Trust Company, National Association, a national banking association organized and existing under the laws of the United States of America and having a corporate trust office and place of business in Philadelphia, Pennsylvania, as successor trustee ("Trustee"); and

         WHEREAS, the proceedings to be undertaken by the Authority in respect of the acquisition, construction, installation and equipping of the Facilities and the financing thereof have been approved by the Secretary of the Department of Community and Economic Development of the Commonwealth of Pennsylvania,

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby and in consideration of the mutual covenant hereinafter contained, DO HEREBY AGREE as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. Definitions. Terms defined in the Preambles hereof shall have the meanings ascribed thereto in such Preambles. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

         For all purposes of this Agreement, the terms defined in this Article I shall have the meanings herein specified, unless the context clearly otherwise requires:

         "Agreement" or "Financing Agreement" shall mean this Construction and Financing Agreement dated as of October 1, 1999, between the Authority and the Company, and any and all modifications, alterations, amendments and supplements thereto.

         "Authorized Company Representative" shall mean any Person or Persons at the time designated to act as such on behalf of the Company by written certificate furnished to the Authority and the Trustee containing the specimen signature of such Person and signed on behalf of the Company by its President, any Vice President, Secretary or Assistant Secretary, or Treasurer or Assistant Treasurer. An Authorized Company Representative may be an employee of the Company.

         "Completion Date" shall mean the date of completion of acquisition, construction, installation and equipping of the Facilities, as that date shall be certified pursuant to Section 3.07 hereof.

         "Construction Fund" shall mean the fund so entitled created under
Section 4.01 of the Indenture.

         "Construction Period" shall mean the period between the beginning of the construction of the Facilities or the date on which the 1999 Bonds are first delivered to the initial purchasers thereof, whichever is earlier, and the Completion Date.

         "Continuing Disclosure Agreement" shall mean that certain Continuing Disclosure Agreement between the Company and the Trustee dated the date of issuance of the Bonds, as it may be amended from time to time in accordance with the terms thereof.

         "Cost of Construction" in respect of the Facilities shall mean and be deemed to include all items within the definition of "cost" contained in the Act including but not limited to

                  (a) obligations of the Authority and the Company incurred for labor, materials and other expenses and to contractors, builders and material men in connection with the acquisition, construction, installation and equipping of the Facilities;

                  (b) the cost of contract bonds and of insurance of all kinds that may be deemed by the Company to be desirable or necessary during the course of acquisition, construction, installation and equipping of the Facilities which is not paid by the contractor or contractors or otherwise provided for;

                  (c) the expenses of the Company not otherwise provided for, for engineering, including test borings, surveys, estimates, plans and specifications and preliminary investigations therefor, and for supervising construction, as well as for the performance of all other duties required or reasonably necessary for the proper completion of the Facilities;

                  (d) legal, accounting, financial, advertising, recording and printing expenses, the service fee of the Authority, compensation and expenses of the Trustee, and all other fees and expenses incurred in connection with the issuance of the 1999 Bonds;

                  (e) interest, not otherwise provide for, accruing upon the 1999 Bonds until completion of the Facility;

                  (f) all other costs which the Authority and the Company shall be required to pay under the terms of any contract or contracts for the acquisition, construction, installation and equipping of the Facilities;

                  (g) all other costs, to the extent not enumerated above, within the definition of "Cost" under the Act; and

                  (h) any sums required to reimburse the Authority and the Company for advances made by them for any of the above items, or for any other costs incurred and for work done by them which are properly chargeable to the Facilities.

         "Counsel" shall mean an attorney or firm of attorneys at law (who may be employed by or counsel to the Authority or the Company) not unsatisfactory to the Trustee.

         "Debt Service Fund" shall mean the fund created under Section 5.03 of the Indenture.

         "Facilities" shall mean the facilities for the furnishing of water in the counties of Bucks, Chester, Delaware and Montgomery which are to be acquired, constructed, installed and equipped and to be financed under this Agreement, less any deletions therefrom and together with any additions, improvements and modification thereto and substitutions therefor made in accordance with the provisions of this Agreement, as more fully described in Exhibit A hereto.

         "Final Determination or Taxability" shall mean, with respect to the Bonds under consideration, a determination, in a final administrative proceeding before the Internal Revenue Service (including, without limiting the generality of the foregoing, an examination of the federal income tax return of any Bondholder) or a court of competent jurisdiction that has made a determination, decision, judgment or decree, or has taken any other official action, to the effect that interest on the Bonds has become includable in the gross income of Bondholders for federal income tax purposes, and such action is no longer subject to appeal or other contest before the Internal Revenue Service or the same or another court of competent jurisdiction; for this purpose, an action shall be considered no longer subject to appeal or other contest when there has been filed with the Trustee a Certified Resolution of the Company that the Company will not appeal or otherwise contest such action or when the Trustee has determined that such action is not being appealed or otherwise contested in good faith; provided that no Bondholder shall have any duty or obligation to appeal or otherwise contest any determination that interest on such Bonds has become includable in the gross income of such Bondholder for Federal income tax purposes.

         "First Mortgage Bond" shall mean the bonds designated "First Mortgage Bond, 6% Series due 2029", due June 1, 2029, in the principal amount of $25,000,000, issued by the Company and outstanding under the Mortgage Indenture.

         "Loan" shall mean the financing provided by the Authority to the Company pursuant to Section 4.01 hereof to provide funds for and toward the Costs of Construction of the Facilities.

         "Loan Repayments" shall mean the payments to be made by the Company to the Authority pursuant to Section 4.02(a) hereof.

         "Mortgage Indenture" shall mean the Indenture of Mortgage dated as of January 1, 1941 from the Company to The Pennsylvania Company for Insurances on Lives and Granting Annuities (now Chase Manhattan Trust Company, National Association), as successor mortgage trustee, as heretofore and hereafter supplemented and amended.

         "Plans and Specifications" shall mean the plans and specifications prepared for the Facilities, duly certified by an Authorized Company Representative and on file at the principal office of the Company in Bryn Mawr, Pennsylvania, as the same may be revised from time to time prior to the Completion Date in accordance with Section 3.06 of this Agreement.

         "Redemption Price" shall mean the principal amount of the Bonds subject to redemption plus any premium applicable thereto.

         "Tax Compliance Agreement" shall have the meaning set forth in the Indenture.

                                   ARTICLE II

                          REPRESENTATIONS AND FINDINGS

         SECTION 2.01. Representations and Warranties of the Authority. The Authority makes the following representations as the basis for the undertakings on the part of the Company herein contained:

                  (a) The Authority is a public instrumentality of the Commonwealth and a public body corporate and politic organized and existing under and pursuant to the Act;

                  (b) The Authority has power to enter into this Agreement and to perform and observe the agreements and covenants on its part contained herein; and by proper corporate action has duly authorized the execution and delivery hereof; and the execution and delivery of this Agreement by the Authority and its performance of its obligations hereunder, to the best of its knowledge, do not and will not violate or constitute a default under the Authority's Articles of Incorporation or bylaws or any agreement, indenture, mortgage, lease, note or other obligation or instrument or order or regulation of any court or administrative agency binding upon the Authority;

                  (c) Under existing statutes and decisions no taxes on income or profits are imposed on the Authority; and

                  (d) As required by the Act, the Department of Community and Economic Development has approved as of July 14, 1999, the proceedings to be undertaken in respect of the issuance and sale of the 1999 Bonds and the construction of the Facilities.

         SECTION 2.02. Representation and Warranties of the Company. The Company makes the following representations as the basis for the undertakings on the part of the Authority herein contained:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth, and has all required corporate power to enter into this Agreement and to perform and observe the agreements and covenants on its part contained herein; the Company by proper corporate action has duly authorized the execution and delivery of this Agreement; and the execution and delivery of this Agreement by the Company and its performance of its obligations hereunder do not and will not violate or constitute a default under the Corporation's Articles of Incorporation or bylaws or any agreement, indenture, mortgage, lease, note or other obligation or instrument or any order of any court or administrative agency binding upon the Company;

                  (b) The cost of the Facilities, as defined in the Act, is estimated by the Company as of the date hereof to be not less than $25,000,000; and

                  (c) The Facilities are to be located in the Counties of Delaware, Chester, Montgomery and Bucks, in the Commonwealth, and within the authorized service area of the Company.

         SECTION 2.03. Findings of the Authority. The Authority hereby confirms its findings that:

                  (a) The Company is of a nature and size and is engaged in activities which require substantial capital, is financially responsible to assume all obligations prescribed by the Authority and the Act and is qualified to be an "occupant" for purposes of the Act; and

                  (b) The Project to be undertaken by the Authority hereunder will promote the purposes of the Act by protecting the health, safety and general welfare of the people of the Commonwealth and encouraging economic development within the Commonwealth through the provision of basic services and facilities, thereby alleviating unemployment, maintaining employment at a high level and creating and developing business opportunities.

                                   ARTICLE III

               COMPLETION OF THE FACILITIES; ISSUANCE OF THE BONDS

         SECTION 3.01. Portions of Project Completed. Work on certain of the Facilities has been commenced and/or has been completed.

         SECTION 3.02. Acquisition, Etc., of the Facilities; Completion. The Company will cause the acquisition, construction, installation and equipping of the Facilities to be completed with all reasonable dispatch for and at the expense of the Authority, as herein provided, substantially in accordance with the Plans and Specifications. In order to effectuate the purposes of this Agreement, the Company will make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, all such contracts, orders, receipts, writings and instructions, in the name of the Company or otherwise, with or to other persons, firms or corporations, and in general do or cause to be done all such other things as may be requisite or proper for acquiring, constructing, installing and equipping the Facilities and fulfilling the obligations of the Company under this Agreement.

         The Company will maintain such records in connection with the acquisition, construction, installation and equipping of the Facilities as to permit ready identification of the Facilities, and the Cost of Construction thereof.

         SECTION 3.03. Issuance of Bonds. In order to provide funds for payment of the Cost of Construction of the Facilities the Authority will sell, issue and deliver to the initial purchasers thereof, the 1999 Bonds and deliver the proceeds thereof to the Trustee. A sum equal to the accrued interest, if any, paid by the initial purchasers of the 1999 Bonds shall be deposited in the Debt Service Fund and the balance of the proceeds received from said sale, after payment of the costs of issuance of the 1999 Bonds, and certain other funds of the Company available for the purpose, shall be deposited in the Construction Fund.

         SECTION 3.04. Payments From Construction Fund. In the Indenture, the Authority has authorized and directed the Trustee to make payments from the Construction Fund to pay the Cost of Construction of the Facilities upon receipt of Requisitions (as defined therein) signed by an Authorized Company Representative, setting forth the matters required pursuant to Exhibit "B" to the Indenture.

         SECTION 3.05. Requisitions. The Company will cause such Requisitions to be submitted to the Trustee as may be necessary to effect payments out of the Construction Fund in accordance with the provisions of the Indenture; provided, however, that the Company will not submit any Requisition for payment of any item not properly included in the cost of the Facilities as defined in the Act or which, if paid, would result in less than 95% of the proceeds from the 1999 Bonds being used to acquire, construct, install and equip the Facilities.

         SECTION 3.06. Plans and Specifications. The Company may revise the Plans and Specifications, including revisions to add structures, equipment, fixtures and machinery not described in Exhibit A hereto, and modifications or deletions of structures, equipment, fixtures and machinery described therein, at any time and from time to time prior to the Completion Date, provided that in the case of a material change, (a) an Authorized Company Representative shall certify to the Trustee that the Facilities provided for by the revised Plans and Specifications will constitute facilities for the furnishing of water meeting the requirements of Section 142(a)(4) of the Code; and (b) the Trustee shall be furnished with a Favorable Opinion of Recognized Bond Counsel that the revision of the Plans and Specifications and the expenditure of moneys from the Construction Fund to pay the Cost of Construction of the Facilities in accordance with the revised Plans and Specifications will not adversely affect the exclusion of interest on the 1999 Bonds from gross proceeds of the holders thereof for federal income purposes.

         SECTION 3.07. Completion of Facilities. When the Facilities have been completed, the Company shall so notify the Authority and the Trustee by a certificate of an Authorized Company Representative. Such certificate shall establish the Completion Date and shall state that, except for amounts retained by the Trustee at the Company's direction for any Cost of Construction of the Facilities not then due and payable or the liability for payment of which is being contested or disputed by the Company: (a) acquisition, construction, installation and equipping of the Facilities have been completed substantially in accordance with the Plans and Specifications, and all labor, services, materials and supplies used therefor have been paid for; and (b) all other facilities necessary in connection with the Facilities have been constructed, installed and equipped in accordance with the Plans and Specifications, and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date thereof or which may subsequently come into being.

         SECTION 3.08. Company to Pay Additional Amounts If Required. If the moneys in the Construction Fund shall not be sufficient to pay the Cost of Construction of the Facilities in full, the Company will complete the Facilities and pay all that portion of the Cost of Construction thereof in excess of the moneys available therefor in the Construction Fund. The Authority does not make any warranty, either express or implied, that the moneys which will be paid into the Construction Fund will be sufficient to pay the Cost of Construction of the Facilities. If the Company shall pay any portion of the Cost of Construction of the Facilities pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Authority, the Trustee or the holders of any of the 1999 Bonds, nor shall it be entitled to any diminution in or postponement of the Loan Repayments required in Section 4.02 hereof to be paid by the Company.

         SECTION 3.09. Contractor Defaults; Company Proceedings. In the event of default of any contractor or subcontractor under any contract made by it in connection with the Facilities or in the event of a breach of warranty with respect to any materials, workmanship or performance guaranty, the Company may proceed, either separately or in conjunction with others, to pursue such remedies against the contractor or subcontractor so in default and against each surety for the performance of such contract as it may deem advisable. The Company will advise the Authority of the steps it intends to take in connection with any such default.

                  If the Company shall so notify the Authority, the Company may, in its own name or in the name of the Authority, prosecute any action or proceeding or take any other action involving any such contractor, subcontractor or surety which the Company deems reasonably necessary, and in such event the Authority will cooperate fully with the Company. Any amounts recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing prior to the Completion Date shall be paid into the Construction Fund, and any amounts so recovered after the Completion Date shall be retained by or paid to the Company.

         SECTION 3.10. Investment of Amounts in the Construction Fund. Any moneys held in the Construction Fund shall be invested or reinvested as provided in Article VI of the Indenture. The Company shall not request any investment of such moneys which would be in violation of the covenant of the Authority contained in the final paragraph of Section 6.03 of the Indenture.

                                   ARTICLE IV

                             LOAN AND OTHER AMOUNTS

         SECTION 4.01. Loan by Authority to Company. The Authority on this date is lending to the Company the sum of $25,000,000 ("Loan"), being the proceeds of the issuance of the 1999 Bonds.

         SECTION 4.02. Repayment of Loan and Other Amounts. (a) Loan Repayments. The Company shall pay to the Authority, as and for the repayment of the loan,
(i) on the second Business Day prior to each Interest Payment Date, maturity date or date established for the redemption of the 1999 Bonds, as the case may be, an amount which, together with other moneys available for the purpose in the Debt Service Fund under the Indenture, will equal the sum of (x) the interest which will become due on such date on the 1999 Bonds; plus (y) the principal amount of the 1999 Bonds, if any, maturing on such date; plus (z) the principal amount of and premium, if any, on the 1999 Bonds, if any, to be redeemed on such date; and (ii) on any date on which the 1999 Bonds shall be declared to be and shall become due and payable prior to their stated maturity pursuant to the provisions of the Indenture, an aggregate amount equal to the sum of the principal or redemption price of and interest so becoming due and payable on the 1999 Bonds (all of the foregoing are collectively "Loan Repayments").

         Nothing herein contained shall be construed as imposing on the Authority or on the Trustee any duty or responsibility of giving any prior notice to the Company of the due date of any Loan Repayment hereunder, or of the amount on deposit in the Debt Service Fund, or of the amount of any credits available to the Company against any Loan Repayment and failure by the Company to receive any such prior notice, even if customarily given by the Authority or the Trustee, shall not relieve the Company of its obligation to make any Loan Repayment when it is due and payable.

         All such payments shall be made in funds which will be immediately available funds at the place of payment on the payment date in question. The Company shall have the option to make prepayment, from time to time, in whole or in part of any amount due as aforesaid on account of the Loan, together with interest accrued and to accrue with respect to such prepayment. The Authority shall direct the Trustee in writing to apply such prepayments to the purchase or redemption of Bonds in such manner, consistent with the provisions of the Indenture, as may be directed by the Company.

         In the event the Company shall fail to make any of the payments required in this Section, the item or payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company will pay the same with interest thereon from the due date until paid at the highest rate per annum borne by the Bonds.

         The obligation of the Company to make Loan Repayments hereunder is subject to acceleration as set forth in Section 7.02 hereof.

         (b) Other Amounts. So long as any Bonds are outstanding, the Company shall pay to the Authority on each of the Loan Repayment dates referred to in
Section 4.02(a) of this Agreement the amount of Administration Expenses not theretofore provided for which have then accrued and become payable.

         In furtherance of the foregoing, the parties agree that the Company shall pay to the Authority the reasonable fees and expenses of the Authority in connection with this Agreement and the Bonds and any and all other expenses incurred in connection with the authorization, issuance, sale and delivery of the Bonds or incurred by the Authority in connection with any litigation which may at any time be instituted involving this Agreement, the Bonds, or any of the other documents contemplated thereby, or incurred in connection with the administration of this Agreement, or otherwise in connection with this Agreement, or any of the other documents, instruments or agreements in connection therewith. Such fees shall include, but not be limited to, the Authority's regular annual administration fees and termination fees.

         SECTION 4.03. Security For Payment. To further secure the obligation of the Company to make Loan Repayments, the Company will execute and deliver its First Mortgage Bond under the Mortgage Indenture in one or more series, in such principal amounts and with such interest rates, interest payment and maturity dates and redemption provisions as may correspond to such provisions of the 1999 Bonds issued and sold by the Authority. Contemporaneously with the execution and delivery of this Agreement the Company is executing and delivering, as security for its obligation to make Loan Repayments, its First Mortgage Bond which contains provisions with respect to interest rate, interest payment and maturity dates, redemption and acceleration of maturity corresponding to such provisions of the 1999 Bonds.

         SECTION 4.04. Assignment to Trustee. It is understood and agreed that the obligations of the Company to make the payments due under this Agreement and the First Mortgage Bond securing those obligations are to be assigned and pledged by the Authority to the Trustee. The Company assents to such assignment and pledge and agrees that, as to the Trustee, its obligation to make such payments and the payments required under the First Mortgage Bond shall be absolute and unconditional and shall not be subject to any defense other than payment or to any right of set off, counterclaim or recoupment arising out of any breach by the Authority of any obligation to the Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Company by the Authority.

         The Authority hereby directs the Company and the Company agrees to pay to the Trustee at its designated office in Philadelphia, Pennsylvania, all payments pursuant to this Agreement and the payments required under the First Mortgage Bond.

         SECTION 4.05. Operation and Maintenance. The Company shall maintain, preserve, and keep the Facilities or cause the Facilities to be maintained, preserved and kept, with the appurtenances and every part and parcel thereof, in good repair, working order and condition and, from time to time, will make or cause to be made all such repairs, replacements and renewals as it deems necessary. The Authority shall not operate the Facilities or have any obligation to maintain them.

         The Company shall have the privilege of remodeling the Facilities or making substitutions, modifications and improvements to the Facilities from time to time as it, in its discretion, may deem to be desirable for its uses and purposes, the cost of which remodeling, substitutions, modifications and improvements shall be paid by the Company and the same shall be the property of the Company and be included under the terms of this Agreement as part of the Facilities.

         SECTION 4.06. Insurance. At all times during the term of this Agreement the Company will keep the Facilities continuously insured in accordance with the requirements of the Mortgage Indenture.

         SECTION 4.07. Liens. The Company will pay or cause to be discharged or make adequate provision to satisfy and discharge, within sixty (60) days after the same shall accrue, any lien or charge (other than Permitted Encumbrances) upon any Loan Repayments hereunder or upon any First Mortgage Bond pledged as security for the payment thereof and all lawful claims or demands which, if unpaid, might be or become a lien upon any Loan Repayments hereunder or upon any First Mortgage Bond pledged as security for the payment thereof. Notwithstanding the foregoing, if the Company shall first notify the Authority and Trustee of its intention so to do, the Company may in good faith contest any such lien or charge or claim or demand in appropriate legal proceedings, and in such event may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom, unless the Authority or the Trustee shall notify the Company in writing that, in the opinion of Counsel, by nonpayment of any such items the lien of the Indenture as to the Loan Repayments payable pursuant to this Agreement or as to any First Mortgage Bond pledged as security for the payment thereof shall be materially endangered, in which event the Company shall promptly pay and cause to be satisfied and discharged all such unpaid items. The Authority will cooperate fully with the Company in any such contest.

         SECTION 4.08. Facilities Used For Purpose of the Act. So long as the Company operates the Facilities, they will be used for purposes permitted by the Act and as facilities for the furnishing of water.

         SECTION 4.09. Payment of Certain Costs. The Company shall pay, or cause to be paid in addition to the payments provided for in Section 4.02, Section
4.04 and Section 4.07 hereof, all of the expenses of operation of the Facilities, including, without limitation, the cost of all necessary and proper repairs, replacements and renewals made pursuant to Section 4.05 hereof.

         SECTION 4.10. Obligation to Make Payments Absolute. It is understood and agreed that the payments under Section 4.02 hereof and other charges payable hereunder shall continue to be payable at the time and in the amounts herein specified, whether or not the Facilities, or any portion thereof, shall have been destroyed by fire or other casualty, or title thereto, or the use thereof, shall have been taken by the exercise of the power of eminent domain, and that there shall be no abatement of any such payments and other charges by reason thereof.

                                    ARTICLE V

                                SPECIAL COVENANTS

         SECTION 5.01. No Warranty. The Authority makes no warranty, either express or implied, as to the actual or designed capacity of the Facilities, as to the suitability of the Facilities for the purposes specified in this Agreement, or that the Facilities will be suitable for the Company's purposes or needs.

         SECTION 5.02. Company to Maintain Corporate Existence, Etc. The Company shall maintain its corporate existence and its qualification to do business in the Commonwealth, will not dissolve or otherwise dispose of all or substantially all its assets and will not consolidate with or merge into another corporation except as provided in this Section 5.02; provided, however, that the Company may consolidate with or merge into another corporation, or sell or otherwise transfer to another Company all or substantially all its assets as an entirety and thereafter dissolve, if (a) the successor corporation assumes in writing all the obligations of the Company herein and in the First Mortgage Bond, and (b) if the successor corporation is not a Pennsylvania corporation, said successor shall either qualify to do business in the Commonwealth or file with the Trustee a consent to service of process in the Commonwealth in form satisfactory to the Trustee.

         If consolidation, merger or sale or other transfer is made as permitted by this Section, the provisions of this Section shall continue in full force and effect and no further consolidation, merger or sale or other transfer shall be made except in compliance with the provisions of this Section.

         SECTION 5.03. Operation of Facilities; Maintenance of Licenses and Permits. The Company shall operate the Facilities as part of its system for the furnishing of water to the general public at rates approved by the Public Utility Commission of the Commonwealth , and to that end will maintain in force and effect the requisite franchises, operating rights, certificates of public convenience and necessity, tariffs, licenses and permits.

         SECTION 5.04. Additional Permits. In the event it may be necessary for the proper performance of this Agreement on the part of the Authority or the Company that any application or applications for any permit or license to do or to perform certain things be made to any governmental or other agency by the Company or the Authority, the Company and the Authority shall execute upon the request of the other such application or applications.

         SECTION 5.05. Authority to Maintain Corporate Existence, Etc. The Authority will maintain its corporate existence and duly will procure any necessary renewals and extensions thereof; will use its best efforts to maintain, preserve and renew all its rights, powers, privileges and franchises; and will comply with all valid acts, rules, regulations, orders and directions of any legislative, executive, administrative or judicial body applicable to the Facilities. The Authority further covenants that it will not voluntarily or knowingly take or fail to take any action that would result in the loss of any exemption from taxes which it presently enjoys or to which it may subsequently become entitled.

         SECTION 5.06. Compliance With Continuing Disclosure Agreement. The Company hereby covenants and agrees that it will comply with and carry out all of the provisions of the Continuing Disclosure Agreement. Notwithstanding any other provision of this Agreement, failure of the Company to comply with the Continuing Disclosure Agreement shall not be considered an Event of Default hereunder or under the Indenture; however, the Trustee may (and, at the request of any Participating Underwriter (as defined in the Continuing Disclosure Agreement) or the holders of at least 25% aggregate principal amount in Outstanding 1999 Bonds and provision of indemnity satisfactory to the Trustee in its sole discretion, shall) or any Bondholder may, take such actions as may be necessary and appropriate, including seeking specific performance by court order, to cause the Company to comply with its obligations under this Section 5.06.

         SECTION 5.07. Certain Tax Covenants. The Company will comply with all provisions of the Tax Compliance Agreement to be complied by it. The Company will not take any action or fail to take any action (including the requirement to make rebate payments to the United States as required under Section 148(f) of the Code and the Tax Compliance Agreement and the obligations described in 5.05 of the Indenture) which would cause the Bonds to be "arbitrage bonds" within the meaning of Sections 103(b) and 148(a) of the Code or would otherwise cause interest on the 1999 Bonds to be includible in the gross income of the holders thereof for federal income tax purposes (except with respect to the interest on the 1999 Bonds during any period when such Bonds are held by a "substantial user" of the Facilities financed by the 1999 Bonds or a "related person" within the meaning of Section 147(a) of the Code); provided, however, that if the Trustee receives an opinion of Recognized Bond Counsel that any action or failure to take action will cause the interest on the 1999 Bonds to be included in the gross income of Bondholders for Federal income tax purposes, no Event of Default shall be deemed to have occurred unless and until there is a Final Determination of Taxability.

         SECTION 5.08. Financial Statements. For so long as the Bond Insurance Policy is outstanding and in effect, the Company shall provide the Bond Insurer within 120 days after the end of the Company's fiscal year copies of the Company's audited financial statements and such additional information as the Bond Insurer may reasonably request from time to time.

                                   ARTICLE VI

                   ASSIGNMENT, LEASING AND SALE OF FACILITIES

         SECTION 6.01. Assignment, Lease and Sale of Facilities. The Company shall not sell, lease or otherwise dispose of or encumber the Facilities except as provided in Section 5.02 and this Section 6.01. This Agreement may be assigned in whole or in part and the Facilities may be sold or leased as a whole or in part by the Company, subject, however, to the following conditions:

                  (a) The Company may sell or otherwise dispose of any machinery, fixtures, apparatus, tools, instruments or other movable property constituting part of the Facilities (collectively, "Moveable Property") which the Company deems no longer to be needed or useful in its operation of the Facilities; provided, that if the original cost of acquisition of such machinery, fixtures, apparatus, tools, instruments or other movable property was more than $100,000, the Company shall, in writing, certify to the Authority that such items are no longer needed or useful in its operation of the Facilities. Any proceeds thereof shall be paid to the Trustee for deposit in the Construction Fund or used to purchase replacements for the Moveable Property sold or disposed of pursuant to this Section 6.01(a);

                  (b) No sale, assignment or leasing (other than pursuant to Section 5.02 hereof) shall relieve the Company from primary liability for any of its obligations hereunder, and in the event of any such sale, assignment or leasing the Company shall continue to remain primarily liable for the payments specified in Sections 4.02, 4.04 and 4.07 hereof and for performance and observance of the other agreements on its part herein provided;

                  (c) The purchaser, assignee or lessee from the Company shall assume the obligations of the Company hereunder to the extent of the interest assigned or leased;

                  (d) The Company shall, at least fifteen (15) days prior to the delivery thereof, furnish or cause to be furnished to the Authority, for its information only, a true and complete copy of each such proposed sale agreement, assignment or lease, as the case may be, and shall furnish to the Authority and the Trustee an executed copy thereof following execution;

                  (e) The Company shall pay the Authority's and the Trustee's reasonable costs and expenses incurred, and the reasonable fees charged thereby, in connection with such sale, assignment or lease; and

                  (f) The Company shall furnish to the Trustee a Favorable Opinion to the effect that the proposed sale, assignment or lease, as the case may be, will not adversely affect the exclusion of interest on the 1999 Bonds from gross income of the holders thereof from federal income tax purposes.

         SECTION 6.02. Assignment of Rights Under Agreement. The Authority shall assign its rights under and interest in this Agreement (except for its rights to receive certain fees and expenses, to receive certain notices, and any and all rights to indemnification), and will pledge and assign all Loan Repayments and security therefor, including the First Mortgage Bond of the Company pledged as security therefor, and receipts and revenues receivable under or pursuant to this Agreement, and income earned by the investment of funds held under the Indenture, to the Trustee pursuant to the Indenture as security for payment of the principal of, premium, if any, and interest on the Bonds, but such assignment or pledge shall be subject to this Agreement.

         Except as provided in Section 6.01(b) and Section 6.02 hereof, the Authority will not otherwise sell, assign, transfer, convey or dispose of the revenues from the Facilities or the First Mortgage Bond during the term of this Agreement, nor will it take any action which may reasonably be construed as tending to cause or induce the levy of special assessments against the Facilities or such revenues or the First Mortgage Bond, nor will it create or suffer to be created any lien or charge upon the Facilities or such revenues or the First Mortgage Bond except Permitted Encumbrances.

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 7.01. Events of Default. (a) Subject to the provisions set forth in Section 7.01(c) hereof, each of the following shall be an "Event of Default" under this Agreement, and the terms "Event of Default" or "Default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

                           (i) Failure by the Company to pay when due any Loan
Repayments; or

                           (ii) Failure by the Company to pay when due any
payment required to be made under this Agreement other than Loan Repayments, which failure shall continue for a period of sixty (60) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Authority or the Trustee, unless the Company is contesting in good faith its obligation to make the payment or the Authority and the Trustee shall agree in writing to an extension of such time prior to its expiration; or

                           (iii) Failure by the Company to observe and perform
any covenant, condition or agreement on its part to be observed or performed, other than as referred to in subsections (a) and (b) of this Section, which failure shall continue for a period of sixty (60) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Authority or the Trustee, unless the Authority and the Trustee shall agree in writing to an extension of such time prior to its expiration; or

                           (iv) The dissolution or liquidation of the Company or
the filing by the Company of a voluntary petition under the laws of the United States relating to bankruptcy or failure by the Company promptly to procure the dismissal of an involuntary petition in bankruptcy filed against it, or an assignment by the Company for the benefit of its creditors, or the entry by the Company into an agreement of composition with its creditors, or the appointment by a court of competent jurisdiction of a receiver for the Company. The term "dissolution or liquidation of the Company" as used in this subsection, shall not be construed to include the cessation of the corporate existence of the Company resulting either from a merger or consolidation of the Company into or with another Company or a dissolution or liquidation of the Company following a transfer of all or substantially all its assets as an entirety under the conditions permitting such actions contained in Section 5.02 hereof.

                  (b) A failure by the Authority to observe or perform any covenant or agreement herein contained on its part to be observed or performed shall not constitute an event of default hereunder, but the Company shall be entitled to enforce the observance and performance by the Authority of any of its covenants or agreements herein contained by such remedies at law or in equity as it deems desirable, subject to the limitation of liability set forth in Section 8.03 hereof.

                  (c) The foregoing provisions of this Section are subject to the following limitations: if by reason of acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the government of the United States or of the Commonwealth or any department, agency, political subdivision or official of either of them, or any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquakes; fires; hurricanes; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery; partial or entire failure of utilities; or any cause or event not reasonably within the control of the Company, the Company is unable in whole or in part to carry out its agreements herein contained, other than the obligations on the part of the Company contained in Sections 4.02 hereof, the Company shall not be deemed in default during the continuance of such inability.

                  The Company agrees to use its best efforts to remedy with all reasonable dispatch the cause or causes preventing it from carrying out its agreements; provided, however, that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company, and the Company shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course, in the judgment of the Company , is unfavorable to the Company.

                  Any failure of the Company to perform its obligations under
Section 4.02 hereof shall constitute an Event of Default regardless of the reason for such failure to perform.

         SECTION 7.02. Remedies. Whenever any Event of Default referred to in
Section 7.01 hereof shall have happened and be subsisting, any one or more of the following remedial steps may be taken, provided such Default has not theretofore been cured:

                  (a) The Authority, at its option, may declare the unpaid principal balance of the Loan to be immediately due and payable, whereupon the same shall become immediately due and payable; and

                  (b) The Authority may take any action at law or in equity to collect the payments then due and thereafter to become due or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement and under the First Mortgage Bond. All amounts collected pursuant to action taken under this Section shall be applied in accordance with the Indenture.

         SECTION 7.03. Remedies Not Exclusive. No remedy conferred upon or reserved to the Authority by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Authority to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice other than such notice as may be herein expressly required.

         SECTION 7.04. Reimbursement of Fees and Expenses. If the Company shall default under any of the provisions of this Agreement and the Authority shall employ attorneys or incur other expenses for the collection of Loan Repayments or for the enforcement of performance or observance of any obligation or agreement on the part of the Company contained in this Agreement or in the First Mortgage Bond, the Company, on demand therefor, will reimburse the Authority for reasonable fees and expenses of such attorneys and such other reasonable expenses so incurred.

         SECTION 7.05. Waivers of Breaches. In the event any agreement contained in this Agreement shall be breached by either party and such breach shall thereafter be waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. In view of the assignment of the Authority's rights in and under this Agreement to the Trustee under the Indenture, the Authority shall have no power to exercise any right hereunder or waive any default hereunder by the Company without the written consent of the Trustee to such exercise or waiver, or, if the maturity of the Outstanding 1999 Bonds shall have been accelerated at the request of the holders of the 1999 Bonds, the consent of the holders of a majority in principal amount of the 1999 Bonds then Outstanding. In the event any default by the Company hereunder shall have been waived as a default under the Indenture by the holders of the requisite majority in principal amount of the 1999 Bonds, no consent of the Trustee shall be required, and the Authority shall be obligated to waive the Company's default hereunder.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01. Termination. This Agreement shall terminate upon (i) payment in full of the 1999 Bonds (including interest and premium, if any, thereon), or the making of provision for payment thereof in accordance with the provisions of the Indenture; (ii) payment of all other reasonable and necessary obligations incurred by the Authority to pay the Cost of Construction of the Facilities, including interest, Premium and other charges, if any, thereon; and
(iii) payment of all unpaid Administration Expenses.

                  Any amounts, other than amounts being held for payment of the 1999 Bonds or other payments referred to in the preceding sentence, then remaining in the Debt Service Fund and other Funds established under the Indenture shall belong to and be paid to the Company by the Trustee.

         SECTION 8.02. Notices. All notices, certificates, requests or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by registered mail, postage prepaid, addressed as follows:

         if to the Authority:

                  200 E. State Street
                  Suite 205
                  Media, Pennsylvania 19063

         if to the Company:

                  762 Lancaster Avenue
                  Bryn Mawr, Pennsylvania 19010
                  Attention: Vice President and Treasurer
         if to the Trustee:

                  Chase Manhattan Trust Company, National Association One Liberty Place
                  Suite 5210
                  1650 Market Street
                  Philadelphia, PA 19103
                  Attention: Corporate Trust Department

A duplicate copy of each notice, certificate, request or other communication given hereunder to the Authority, the Company or the Trustee shall also be given to the others. The Company, the Authority and the Trustee, by giving notice as above provided, may designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

         SECTION 8.03. Benefit of Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Authority, the Company and their respective successors and assigns, subject to the limitation that any obligation or liability of the Authority created by or arising out of this Agreement shall not be a general debt or liability of the Authority, but shall be payable solely out of the proceeds derived from this Agreement, the First Mortgage Bond, or the sale of the 1999 Bonds or income earned on invested funds as provided herein and in the Indenture.

         SECTION 8.04. Amendments. This Agreement may be amended in any respect but only by written agreement of the parties hereto, subject to the limitations upon such amendments set forth in the Indenture.

         SECTION 8.05. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered shall be an original; but such counterparts shall together constitute but one and the same Agreement.

         SECTION 8.06. Invalidity of Certain Clauses. If any clause, provision or section of this Agreement be held illegal or invalid by any court, the invalidity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Agreement shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein. In case any agreement or obligation contained in this Agreement be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of the Authority or the Company, as the case may be, only to the extent permitted by law.

         SECTION 8.07. Governing Law. The laws of the Commonwealth shall govern the construction and interpretation of this Agreement.

         SECTION 8.08.  Indemnification.

                  (a) The Company agrees that at all times it will protect and hold the Authority and its officers, members, employees and agents (including, but not limited to, the Authority's legal counsel), past, present and future, harmless and indemnified from and against all claims for losses, damages or injuries to the Trustee or others, including death, personal injury and property damage or loss, arising during the term hereof or during any other period when the Authority has, had or shall have any interest in the Facilities or arising out of the use thereof or any activity conducted thereon or in any other manner connected therewith, directly or indirectly, including but not limited to claims arising out of the acquisition, construction, installation, equipping and operation of the Facilities; and the Authority, and its officers, members, employees and agents, past, present and future, shall not be liable for any loss, damage or injury to the Person or property of the Company or its agents, servants or employees or any other Person who or that may be upon the Facilities or damaged or injured as a result of any condition existing or activity occurring upon the Facilities or any other matter connected directly or indirectly therewith due to any act or negligence of any Person, excepting only willful misconduct or gross negligence of the Authority, and its officers, agents, members or employees, past, present and future.

                  (b) The Company hereby covenants and agrees that it will indemnify and hold the Trustee and its directors, officers, agents and employees (collectively, the "Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket, incidental expenses, legal fees and expenses, the allocated costs and expenses of in-house counsel and legal staff and the costs and expenses of defending or preparing to defend against any claim (collectively "Losses") that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instruction or other direction upon which the Trustee is authorized to rely pursuant to the terms of this Agreement and the Indenture. In addition to and not in limitation of the immediately preceding sentence, the Company also covenants and agrees to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against the Indemnitees or any of them in connection with or arising out of the Trustee's performance under this Agreement and the Indenture, provided the Trustee has not acted with negligence or engaged in willful misconduct. The provisions of this Section 8.08(b) shall survive the termination of this Agreement and the Indenture, the defeasance of the 1999 bonds and the resignation or removal of the Trustee for any reason.

                  (c) The Company shall indemnify, hold harmless and defend the Authority and the Trustee and the respective officers, members, directors, employees and agents (including, but not limited to, the Authority's and the Trustee's legal counsel) each of them, past, present and future, against all loss, costs, damages, expenses, suits, judgments, actions and liabilities of whatever nature, including, specifically, (i) any liability under any state or federal securities laws (including, but not limited to attorneys fees, litigation and court costs, amounts paid in settlement and amounts paid to discharge judgments) and (ii) any and all costs and expense arising out of, or from, any state or federal environmental laws (including, without limitation, costs of remediation, attorney's fees and expenses, litigation and court costs, amounts paid in settlement and amounts paid to discharge judgments) directly or indirectly resulting from or arising out of or related to: (A) the design, construction, installation, operation, use, occupancy, maintenance or ownership of the Facilities (including compliance with laws, ordinances and rules and regulations of public authorities relating thereto); or (B) any statements or representations with respect to Company, the Project, this Agreement, the 1999 Bonds, the Indenture or any other document or instrument delivered in connection with the issuance of the 1999 Bonds (including any statements or representations made in connection with the offer or sale thereof) made or given to the Authority, the Trustee or any underwriters or purchasers of any of the bonds, by the Company or any of its directors, officers, agents or employees, including but not limited to, statements or representations of facts, financial information or corporate affairs.

         The Company also will pay and discharge and indemnify and hold harmless the Authority and the Trustee from (i) any lien or charge upon payments by the Company to the Authority and the Trustee under this Agreement, and (ii) any taxes (including, without limitation, any ad valorem taxes and sales taxes, assessments, impositions and other charges) in respect of any portion of the Facilities.

         If any such claim is asserted, or any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges are sought to be imposed, the Authority or the Trustee will give prompt notice to te Company, and the Company shall have the sole right and duty to assume, and will assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion.

                  (d) The Company releases the Authority and the Trustee from, agrees that the Authority and the Trustee shall not be liable for, and agrees to indemnify and hold the Authority and the Trustee and their agents, employees and servants, harmless from, any liability arising out of the construction of the Facilities or the Loan. If any such claim is asserted, the Authority or the Trustee will give prompt notice to the Company and the Company will assume the defense thereof, with full power to litigate, compromise or settle the claim in its sole discretion. The Company will reimburse the Authority or the Trustee, as the case may be, for all direct costs, including reasonable attorney's fees and expenses properly incurred in connection therewith.

                  (e) If the indemnification provided herein is for any reason determined to be unavailable to the Authority or the Trustee, then, with respect to any such loss, claim, demand or liability, including expenses in connection therewith, the Authority and the Trustee, as appropriate, shall be entitled as a matter of right to contribution by the Company. The amount of each contribution shall be in such proportion as is appropriate to reflect relative culpability of the parties.

                  (f) The Company shall not make any claim against the Authority, nor shall the Authority be liable for any damage or injury to any property of the Company or any other person on the Facilities or to any part of the Facilities due to any cause whatsoever, nor will the Company resist the Authority's claim to indemnification on the ground that the right to such claim is not set forth herein with sufficient particularity.

         SECTION 8.09.  Limitation of Rights Against Authority.

                  (a) The Company hereby expressly acknowledges that the Authority is a conduit issuer and that all of the right, title and interest of the Authority in and to this Agreement are to be assigned to the Trustee (except for the right of the Authority to receive its reasonable fees and expenses and to indemnification), naming the Trustee its true and lawful attorney for and in its name to enforce the terms and conditions of this Agreement. Notwithstanding any other provision contained herein, the Company hereby expressly agrees, acknowledges and covenants that to the extent practicable it shall duly and punctually perform or cause to be performed each and every duty and obligation of the Authority hereunder and under the Indenture.

                  (b) The Company shall neither sue the Authority, or any of its members, officers, agents or employees, past, present or future, for any costs, damages, expenses, suits, judgments, liabilities, claims, losses, demands, actions or nonactions based upon this financing or sustained in connection with or as a result of this financing nor ever raise as a defense in any proceedings whatsoever that the Authority is a true party in interest.

         Notwithstanding any other provisions of this Agreement, the Company shall be entitled to (i) bring an action of specific performance against the Authority to compel any action required to be taken by the Authority hereunder or an action to enjoin the Authority from performing any action prohibited by this instrument, but no such action shall in any way impose pecuniary liability against the Authority or any of its members, officers, agents or employees, past, present and future, (ii) join the Authority in any litigation if such joinder is necessary to pursue any of the Company's rights, provided that prior to such joinder, the Company shall post such security as the Authority may require to further protect the Authority from loss and (iii) pecuniary remuneration from the Authority for damage or loss suffered by Company by reason of the willful misconduct of the Authority or any of its members, officers, agents or employees, past, present or future.

         SECTION 8.10.  Limitation of Recourse Against Authority.

                  (a) In the event of any default by the Authority hereunder, and notwithstanding any provision or obligation to the contrary herein before or hereinafter set forth, the liability of the Authority, its incorporator, officers, members, agents and employees, past, present or future, shall be limited to its interest in the Facilities, the improvements thereon, the rents, issues and profits therefrom, the Trust Estate and the lien of any judgment shall be restricted thereto. The Authority, its incorporator, officers, members, agents and employees, past, present or future, do not assume general liability nor specific liability for the repayment of any mortgage or other loan, or for the costs, fees, penalties, taxes, interest, commissions, charges, insurance or any other payments therein recited or therein set forth, or incurred in any way in connection therewith. Other than as set forth hereinabove in this Section 8.10, there shall be no other recourse for damages of any kind or nature by the Company or any other entity against the Authority, its incorporator, officers, members, agents and employees, past, present or future, or any of the property or other assets nor or hereafter owned by it or them, either directly or indirectly; and all such recourse or liability is hereby expressly waived and released as a condition of and in consideration of execution and delivery of this Agreement by the Authority.

                  (b) No recourse under or upon any obligation, covenant or agreement contained herein or in any 1999 Bond shall be had against the Authority or any member, officer, employee or agent, past, present or future, of the Authority or of any successor of the Authority under this Agreement, any other agreement, any rule of law, statute or constitutional provision, or by enforcement of any assessment or by any legal or equitable proceeding or otherwise, its expressly being agreed and understood that the obligations of the Authority hereunder, and under the 1999 Bonds and elsewhere, are solely corporate obligations of the Authority to the extent specifically limited in the Act and that no personal liability whatsoever shall attach to or shall be incurred by the Authority or such members, officers, employees or agents, past, present or future, of the Authority or of any successor of the Authority, or any of them, because of such indebtedness or by reason of any obligation, covenant or agreement contained herein, in the 1999 Bonds on implied therefrom.

         IN WITNESS WHEREOF, the parties hereto have caused this Construction and Financing Agreement to be duly executed as of the day and year first above written.

                                        DELAWARE COUNTY INDUSTRIAL
                                        DEVELOPMENT AUTHORITY

                                        By:____________________________________
                                                       Chairman


(Seal)

Attest:____________________________
               Secretary

                                        PHILADELPHIA SUBURBAN WATER
                                        COMPANY

                                        By:____________________________________
                                                    Vice President
(Seal)

Attest:____________________________
            Asst. Secretary

COMMONWEALTH OF PENNSYLVANIA:
                                   Series.:
COUNTY OF DELAWARE          :


         On this the 7th day of October 1999, before me the undersigned notary public personally appeared Marvin E. Berger who acknowledged himself to be the Chairman of the Delaware County Industrial Development Authority, a public body corporate and politic organized and existing under the laws of the Commonwealth of Pennsylvania, and that he as such officer, being authorized to do so, executed the foregoing Construction and Financing Agreement for the purposes therein contained by signing the name of Delaware County Industrial Development Authority by himself as its Chairman.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[SEAL]

                                          /s/ Dawn M. Raymond
                                          -------------------
                                          Notary Public
                                          My Commission Expires:

COMMONWEALTH OF PENNSYLVANIA:
                                  Series.:
COUNTY OF DELAWARE          :


         On this the 5th day of October 1999, before me the undersigned notary public personally appeared Kathy L. Pape who acknowledged him/herself to be a [Vice President] of the Philadelphia Suburban Water Company, a Pennsylvania corporation, and that he/she as such officer, being authorized to do so, executed the foregoing Construction and Financing Agreement for the purposes therein contained by signing the name of the Philadelphia Suburban Water Company by him/herself as its Vice President.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[SEAL]

                                          /s/ Linda M. Freeman
                                          --------------------
                                          Notary Public
                                          My Commission Expires:

                                  EXHIBIT A TO
                           CONSTRUCTION AND FINANCING
                  AGREEMENT DATED AS OF OCTOBER 1, 1999 BY AND
               BETWEEN THE DELAWARE COUNTY INDUSTRIAL DEVELOPMENT
                AUTHORITY AND PHILADELPHIA SUBURBAN WATER COMPANY

                          DESCRIPTION OF THE FACILITIES

         The following projects comprise the Facilities and will be financed with the proceeds of the 1999 Bonds and will be owned by the Company (dollar amounts are maximum Bond proceeds allocable to each category):


         Bucks County Project:      $4,014,029

         Replacement of 3,530 feet of 8" water main ("B-1") ; Tie-in 31,700 feet of 12" water main ("B-2"); Installation of two new filters to increase capacity at the Neshaminy plant, Middletown Township ("B-3").

         Chester County Project:    $10,121,902

         Replacement of 9,594 feet of 12" water main ("C-1"); Tie in 13,770 feet of 12" water main ("C-2"); Tie in 7,770 feet of 12" water main ("C-3"); Installation of 33,000 feet of 20" water main ("C-4"); Installation of 7,200 feet of 12" water main ("C-5"); Installation of 5,775 feet of 12" water main ("C-6"); Construction and installation of a booster facility ("C-7"); Completion of all phases of construction and startup costs of Fern Hill plant ("C-8"); Tie in 20,440 feet of 12" water main ("C-9").

         Delaware County Project:   $6,178,368

         Replacement of 2,426 feet of 8" water main ("D-1"); Replacement of 2,835 feet of 12" main ("D-2"); Replacement of 4,330 feet of 8" water main ("D-3"); Replacement of 2,410 feet of 8" water main ("D-4"); Replacement of 3,283 feet of 8" water main ("D-5"); Replacement of 1,060 feet of 8" water main ("D-6"); Replacement of 4,860 feet of 8" water main ("D-7"); Replacement of 3,430 feet of 8" water main ("D-8"); Replacement of 3,112 feet of 12" water main ("D-9"); Designing, constructing, equipping and startup of a 16,300 square feet meter operation and storage building ("D-10").

         Montgomery County Project: $6,902,148

         Replacement of 4,288 feet of 12" water main ("M-1"); Replacement of 5,096 feet of 10" water main with 16" water main ("M-2"); Replacement of 2,745 feet of 8" water main ("M-3"); Replacement of 4,400 feet of 8" water main ("M-4"); Replacement of 2,243 feet of 4" water main ("M-5"); Replacement of 8,447 feet of 12" water main ("M-6"); Replacement of 2,830 feet of 8" water main ("M-7"); Replacement of 599 feet of 8" water main ("M-8"); Replacement of 5,209 feet of 12" water main ("M-9"); Replacement of 6,700 feet of 12" water main ("M-10").

                                      A-2